EXHIBIT 99.1

At the Company
Kim Hillyer	Jeff Goeser
Director, Communications	Director, Investor Relations and Finance
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com

TD Ameritrade Gathers a Record $16 Billion in Net New Client Assets

Record 13% Annualized Net New Client Asset Growth Rate

Diluted Earnings per Share of $0.27

Record Market Fee-based Revenue of $55 Million, up 28% Year-Over-Year

OMAHA, Neb., January 22, 2013 – TD Ameritrade Holding Corporation (NYSE: AMTD) has released results for the first quarter of fiscal 2013. The Company gathered record net new client assets of $16 billion – a 13 percent annualized growth rate – up more than 50 percent from the same quarter a year ago.

The Company’s results for the quarter ended Dec. 31, 2012 include the following:(1)

•	Net income of $147 million, or $0.27 per diluted share

•	Record net new client assets of approximately $16 billion, a record annualized growth rate of 13 percent

•	Average client trades per day of approximately 334,000, an activity rate of 5.8 percent(2)

•	Net revenues of $651 million, 58 percent of which were asset-based

•	Record market fee-based revenue of $55 million, up 28 percent year-over-year

•	Pre-tax income of $237 million, or 36 percent of net revenues

•	EBITDA of $286 million, or 44 percent of net revenues(3)

•	Record interest rate sensitive assets(4) of $90 billion, up 14 percent year-over-year

•	Client assets of approximately $481 billion

“Record net new client assets of $16 billion and earnings per share of 27 cents is a significant achievement in this environment, and a strong start to our fiscal year” said Fred Tomczyk, president and chief executive officer. “In the face of continued investor uncertainty, we maintained our strong organic growth momentum and had record sales of guidance and advice solutions, all while keeping our expenses in check.”

“TD Ameritrade continues to benefit from strong organic growth and disciplined management of our balance sheet,” said Bill Gerber, executive vice president and chief financial officer. “Our record organic growth this quarter helped grow interest rate sensitive assets to a record $90 billion, up 14 percent from last year, leaving us even better-positioned for rising interest rates. In addition, market fee-based revenue is up 28 percent year-over-year, driven by our effective referral and sales processes. We remain focused on maintaining our momentum as we move forward.”

Capital Deployment

The Company has declared a $0.09 per share quarterly cash dividend, payable on Feb. 15, 2013 to all holders of record of common stock as of Feb. 1, 2013.

“In addition to the quarterly dividend, TD Ameritrade paid down a maturing tranche of debt and issued a special dividend of 50 cents per share in the first quarter,” Tomczyk continued. “Strong cash flow, combined with a clean and stable balance sheet gives us the flexibility to return or deploy capital to the benefit of our shareholders while maintaining our ability to be opportunistic.”

Company Hosts Conference Call

TD Ameritrade will host its December Quarter conference call this morning, Jan. 22, 2013, at 8:30 a.m. EST (7:30 a.m. CST). Participants may listen to the call by dialing 877-881-2595. The Company will also webcast the conference live at www.amtd.com and will make all accompanying materials available to participants prior to the call. A phone replay of the call will be available by dialing 855-859-2056 and entering the Conference ID 75110688 beginning at 11:30 a.m. EST (10:30 a.m. CST) on January 22, 2013.

The Company asks that interested parties visit or subscribe to newsfeeds at www.amtd.com for the most up-to-date corporate financial information, presentation announcements, transcripts and archives. You can also follow the Company on Twitter, @TDAmeritradePR. Web site links, corporate titles and telephone numbers provided in this release, although correct when published, may change in the future.

AMTD-E

About TD Ameritrade Holding Corporation

Millions of investors and independent registered investment advisors (RIAs) have turned to TD Ameritrade’s (NYSE: AMTD) technology, people and education to help make investing and trading easier to understand and do. Online or over the phone. In a branch or with an independent RIA. First-timer or sophisticated trader. Our clients want to take control, and we help them decide how—bringing Wall Street to Main Street for more than 38 years. TD Ameritrade has time and again been recognized as a leader in investment services. Please visit the TD Ameritrade newsroom or www.amtd.com for more information.

Safe Harbor

This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include, but are not limited to: general economic and political conditions and other securities industry risks, fluctuations in interest rates, stock market fluctuations and changes in client trading activity, credit risk with clients and counterparties, increased competition, systems failures, delays and capacity constraints, network security risks, liquidity risks, new laws and regulations affecting our business, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 26, 2012. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

[1]	Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.

[2]	Funded account activity rate (AR%). Average client trades per day during the period divided by the average number of total funded accounts during the period.

[3]	See attached reconciliation of non-GAAP financial measures.

[4]	Interest rate-sensitive assets consist of spread-based assets and money market mutual funds. Ending balances as of December 31, 2012.

Brokerage services provided by TD Ameritrade, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org) /NFA (www.nfa.futures.org).

TD AMERITRADE HOLDING CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

In millions, except per share amounts

(Unaudited)

	Quarter Ended
	Dec. 31, 2012	Sept. 30, 2012	Dec. 31, 2011
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$257	$256	$273

Asset-based revenues:
Interest revenue	118	117	111
Brokerage interest expense	(2)	(1)	(2)

Net interest revenue	116	116	109

Insured deposit account fees	205	207	205
Investment product fees	56	52	44

Total asset-based revenues	377	375	358

Other revenues	17	16	22

Net revenues	651	647	653

Operating expenses:
Employee compensation and benefits	168	167	173
Clearing and execution costs	24	23	20
Communications	28	28	28
Occupancy and equipment costs	39	38	38
Depreciation and amortization	20	19	17
Amortization of acquired intangible assets	23	23	23
Professional services	34	39	45
Advertising	52	58	57
Other	22	20	24

Total operating expenses	410	415	425

Operating income	241	232	228

Other expense (income):
Interest on borrowings	6	7	7
Gain on sale of investments	(2)	—	—

Total other expense (income)	4	7	7

Pre-tax income	237	225	221

Provision for income taxes	90	82	69

Net income	$147	$143	$152

Earnings per share—basic	$0.27	$0.26	$0.28
Earnings per share—diluted	$0.27	$0.26	$0.27

Weighted average shares outstanding—basic	546	546	550
Weighted average shares outstanding—diluted	551	551	555

Dividends declared per share	$0.59	$0.06	$0.06

TD AMERITRADE HOLDING CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

In millions

(Unaudited)

	Dec. 31, 2012	Sept. 30, 2012
Assets:
Cash and cash equivalents	$1,852	$915
Short-term investments	4	154
Segregated cash and investments	4,682	4,030
Broker/dealer receivables	948	1,110
Client receivables, net	8,799	8,647
Goodwill and intangible assets	3,376	3,399
Other	1,357	1,258

Total assets	$21,018	$19,513

Liabilities and stockholders’ equity:
Liabilities:
Broker/dealer payables	$1,941	$1,992
Client payables	12,459	10,728
Notes payable	275	—
Long-term debt	1,087	1,345
Other	978	1,023

	16,740	15,088
Stockholders’ equity	4,278	4,425

Total liabilities and stockholders’ equity	$21,018	$19,513

TD AMERITRADE HOLDING CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Quarter Ended
	Dec. 31, 2012	Sept. 30, 2012	Dec. 31, 2011
Key Metrics:
Net new assets (in billions)	$15.6	$10.1	$10.2
Net new asset growth rate (annualized)	13%	9%	11%
Average client trades per day	334,035	328,280	367,479

Profitability Metrics:
Operating margin	37.0%	35.9%	34.9%
Pre-tax margin	36.4%	34.8%	33.8%
Return on client assets (annualized)	0.20%	0.20%	0.22%
Return on average stockholders’ equity (annualized)	13.3%	13.1%	14.8%
EBITDA(1) as a percentage of net revenues	43.9%	42.3%	41.0%

Debt and Liquidity Metrics:
Interest on borrowings (in millions)	$6	$7	$7
Average debt outstanding (in billions)	$1.2	$1.3	$1.3
Leverage ratio (average debt/annualized EBITDA(1))	1.0	1.1	1.2
Interest coverage ratio (EBITDA(1)/interest on borrowings)	45.4	39.8	38.0
Liquid assets—management target(1) (in billions)	$0.8	$1.1	$0.9
Liquid assets—regulatory threshold(1) (in billions)	$1.3	$1.6	$1.4
Cash and cash equivalents (in billions)	$1.9	$0.9	$0.9

Transaction-Based Revenue Metrics:
Total trades (in millions)	20.4	20.5	23.0
Average commissions and transaction fees per trade(2)	$12.62	$12.47	$11.90
Average client trades per funded account (annualized)	14.3	14.3	16.3
Activity rate—funded accounts	5.8%	5.7%	6.5%
Trading days	61.0	62.5	62.5

Spread-Based Asset Metrics:
Average interest-earning assets (in billions)	$15.1	$14.8	$13.8
Average insured deposit account balances (in billions)	64.2	61.4	58.8

Average spread-based balance (in billions)	$79.3	$76.2	$72.6

Net interest revenue (in millions)	$116	$116	$109
Insured deposit account fee revenue (in millions)	205	207	205

Spread-based revenue (in millions)	$321	$323	$314

Avg. annualized yield—interest-earning assets	3.02%	3.06%	3.09%
Avg. annualized yield—insured deposit account fees	1.25%	1.32%	1.37%
Net interest margin (NIM)	1.58%	1.66%	1.69%

Interest days	92	92	92
Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$5.1	$4.9	$5.7
Average annualized yield	0.05%	0.05%	0.08%

Fee revenue (in millions)	$1	$1	$1

Market fee-based investment balances:
Average balance (in billions)	$94.9	$88.7	$72.2
Average annualized yield	0.23%	0.23%	0.23%

Fee revenue (in millions)	$55	$51	$43

Average fee-based investment balances (in billions)	$100.0	$93.6	$77.9
Average annualized yield	0.22%	0.22%	0.22%

Investment product fee revenue (in millions)	$56	$52	$44

Client Account and Client Asset Metrics:
New accounts opened	174,000	190,000	140,000

Funded accounts (beginning of period)	5,764,000	5,736,000	5,617,000
Funded accounts (end of period)	5,836,000	5,764,000	5,645,000
Percentage change during period	1%	0%	0%

Client assets (beginning of period, in billions)	$472.3	$445.0	$378.7
Client assets (end of period, in billions)	$480.8	$472.3	$406.3
Percentage change during period	2%	6%	7%

(1)	See attached reconciliation of non-GAAP financial measures.
(2)	Average commissions and transaction fees per trade excludes TD Waterhouse UK business.

NOTE: See Glossary of Terms on the Company's web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION

SELECTED OPERATING DATA

(Unaudited)

	Quarter Ended
	Dec. 31, 2012	Sept. 30, 2012	Dec. 31, 2011
Net Interest Revenue:
Segregated cash:
Average balance (in billions)	$3.8	$3.7	$4.1
Average annualized yield	0.17%	0.14%	0.04%

Interest revenue (in millions)	$2	$1	$0

Client margin balances:
Average balance (in billions)	$8.7	$8.4	$7.7
Average annualized yield	4.02%	4.04%	4.31%

Interest revenue (in millions)	$89	$87	$85

Securities borrowing/lending
Average securities borrowing balance (in billions)	$0.9	$1.0	$0.6
Average securities lending balance (in billions)	$1.9	$2.0	$1.7

Interest revenue (in millions)	$27	$29	$25
Interest expense (in millions)	(2)	(1)	(1)

Net interest revenue—securities borrowing/lending (in millions)	$25	$28	$24

Other cash and interest-earning investments:
Average balance (in billions)	$1.7	$1.7	$1.4
Average annualized yield	0.07%	0.07%	0.12%

Interest revenue—net (in millions)	$0	$0	$0

Client credit balances:
Average balance (in billions)	$9.2	$8.7	$8.8
Average annualized cost	0.01%	0.01%	0.02%

Interest expense (in millions)	($0)	($0)	($0)

Average interest-earning assets (in billions)	$15.1	$14.8	$13.8
Average annualized yield	3.02%	3.06%	3.09%

Net interest revenue (in millions)	$116	$116	$109

NOTE: See Glossary of Terms on the Company's web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

In millions, except percentages

(Unaudited)

	Quarter Ended
	Dec. 31, 2012		Sept. 30, 2012		Dec. 31, 2011
	$	% of Net Rev.	$	% of Net Rev.	$	% of Net Rev.
EBITDA (1)
EBITDA	$286	43.9%	$274	42.3%	$268	41.0%
Less:
Depreciation and amortization	(20)	(3.1%)	(19)	(2.9%)	(17)	(2.6%)
Amortization of acquired intangible assets	(23)	(3.5%)	(23)	(3.6%)	(23)	(3.5%)
Interest on borrowings	(6)	(0.9%)	(7)	(1.1%)	(7)	(1.1%)
Provision for income taxes	(90)	(13.8%)	(82)	(12.7%)	(69)	(10.6%)

Net income	$147	22.6%	$143	22.1%	$152	23.3%

	As of
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2012	2012	2012	2012	2011
Liquid Assets—Management Target (2)
Liquid assets—management target	$774	$1,054	$993	$917	$918
Plus: Broker-dealer cash and cash equivalents	841	406	387	507	444
Trust company cash and cash equivalents	556	95	74	75	62
Investment advisory cash and cash equivalents	15	11	25	18	11

Less: Corporate short-term investments	—	(150)	(126)	(50)	—
Excess broker-dealer regulatory net capital	(334)	(501)	(443)	(441)	(517)

Cash and cash equivalents	$1,852	$915	$910	$1,026	$918

	As of
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2012	2012	2012	2012	2011
Liquid Assets—Regulatory Threshold (2)
Liquid assets—regulatory threshold	$1,337	$1,611	$1,554	$1,485	$1,422
Plus: Broker-dealer cash and cash equivalents	841	406	387	507	444
Trust company cash and cash equivalents	556	95	74	75	62
Investment advisory cash and cash equivalents	15	11	25	18	11

Less: Corporate short-term investments	—	(150)	(126)	(50)	—
Excess trust company Tier 1 capital	(10)	(10)	(10)	(10)	(9)
Excess broker-dealer regulatory net capital	(887)	(1,048)	(994)	(999)	(1,012)

Cash and cash equivalents	$1,852	$915	$910	$1,026	$918

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our holding company’s senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)	Our liquid assets metrics are considered non-GAAP financial measures as defined by SEC Regulation G. We include the excess capital of our broker-dealer and trust company subsidiaries in the calculation of our liquid assets metrics, rather than simply including broker-dealer and trust company cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer and trust company subsidiaries to the parent company. Excess capital, as defined below, is generally available for dividend from the broker-dealer and trust company subsidiaries to the parent company. We consider our liquid assets metrics to be important measures of our liquidity and of our ability to fund corporate investing and financing activities. The liquid assets metrics should be considered as supplemental measures of liquidity, rather than as substitutes for cash and cash equivalents.

We define “liquid assets—management target” as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments and (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 10% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of a minimum operational target established by management ($50 million in the case of our primary introducing broker-dealer, TD Ameritrade, Inc.). “Liquid assets – management target” is based on more conservative measures of broker-dealer net capital than “liquid assets – regulatory threshold” (defined below) because we prefer to maintain significantly more conservative levels of net capital at the broker-dealer subsidiaries than the regulatory thresholds require. We consider “liquid assets—management target” to be a measure that reflects our liquidity that would be readily available for corporate investing or financing activities under normal operating circumstances.

We define “liquid assets—regulatory threshold” as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments, (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of the applicable “early warning” net capital requirement and (d) Tier 1 capital of our trust company in excess of the minimum dollar requirement. We consider “liquid assets—regulatory threshold” to be a measure that reflects our liquidity that would be available for corporate investing or financing activities under unusual operating circumstances, such as the need to provide funding for significant strategic business transactions.